 Exhibit 10.6

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Omitted Information is indicated by [***].

AMENDMENT TO THE

MASTER SERVICES AGREEMENT BETWEEN

ATECH Negócios em Tecnologias S.A. AND EVE UAM, LLC

THIS Amendment to the Master Services Agreement (“Amendment”) is made and entered as of January 1st, 2024, by and between:

Atech Negócios em Tecnologias S.A., a company organized under the laws of Brazil, having its principal place of business at Rua do Rocio, 313, 5th floor, Vila Olimpia, in the city of São Paulo, São Paulo, Brazil (“Atech”); and

Eve UAM, LLC a limited liability company organized under the laws of the State of Delaware, United States, having its principal place of business at 1400 General Aviation Drive, Melbourne, FL 32935, United States (“Eve”).

Atech and Eve are referred to herein, individually, as a “Party”, and collectively as the “Parties”.

WHEREAS, on December 14, 2021, Atech and Eve entered into that certain Master Services Agreement (the “Original Agreement”); and

WHEREAS, Atech and Eve wish now to amend certain provisions of the Original Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree to amend the Original Agreement as follows:

  MODIFIED SECTION

Section 3.2 of the Original Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following:

3.2              Sales, Marketing and Customer Support in Brazil

3.2.1. Sales, Marketing and Customer Support in Brazil. With the exception of the conditions of clause 3.2.2., Atech shall be the prime contractor and Face-to-the-Customer for the provision of Services and/ Products related to UATM Solutions to customers in Brazil, [***]. The Parties agree to enter into a written agreement, prior to concluding any deal with the customer, further detailing the commercialization by Atech of the UATM Solutions in Brazil.

3.2.2. Sales and Marketing exclusively relating to Vertiports and Fleet Operators’ solutions in Brazil. Eve shall be the prime contractor and face-to-the-customer in the provision of Services and/or Products related to UATM Solutions regarding [***], and/or (ii) [***].

3.2.2.1. Notwithstanding the above, for any new business opportunities carried out in Brazil by Eve for any and/all Specific Customers, Eve must grant to Atech [***] to provide Services and/or Products to any Specific Customers. Upon receipt of the RFR notification, Atech will have [***] days to either decline or respond to Eve. Eve shall [***] for the provisions of such Services and/or Products where Atech has reasonably demonstrated a local capability to support these Specific Customers in a highly competitive manner, with respect to industry standard lead times, high quality standards and in cost in comparison with other global suppliers of similar products, services and solutions, at similar volumes, in each case under and pursuant to the provisions of this Agreement. [***].

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1.1              Section 13 of the Exhibit A SOW number: 003 is hereby amended by replacing it with the following:

 “3. Fees.  The hourly rate for Development and Systems Engineering activities related to UATM Solutions Phase 2, as defined in the SOW01, is [***].

The hourly rate for the Safety Engineering and UX Design has been agreed to be [***].

This scope considers [***].”

Services will be paid on a [***] basis for resources fully allocated in the UATM Solutions Phase 2, [***].

2.               MISCELLANEOUS

The Original Agreement, as modified by this Amendment, including all Exhibits thereto, constitutes the complete and exclusive agreement between the Parties relating to the subject matter hereof and cancels and supersedes all previous agreements between the Parties relating thereto, whether written or oral. Furthermore, the terms and conditions contained in this Amendment do not create or represent a precedent for the interpretation of any other agreements that have been or will be executed between the Parties not in relation to the subject matter hereof.

All other terms and conditions set forth in the Original Agreement not expressly modified by this Amendment are hereby expressly ratified by the Parties, incorporated by reference and remain in full force and effect.

If any provision of the Original Agreement is or becomes void or unenforceable by force or operation of law, the other provisions shall remain valid and enforceable.

On and after the date hereof, each reference in the Original Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Agreement, and each reference to the Original Agreement in any other agreements, documents or instruments executed and delivered pursuant to or in connection with the Original Agreement, shall be deemed to mean and be a reference to the Original Agreement as amended by this Amendment.

This Amendment may be executed in any number of separate counterparts (including by portable document format (.pdf) or other electronic means), each of which is an original but all of which taken together shall constitute one and the same instrument.

Sections 12.3, 12.4 and 12.5 of the Original Agreement are hereby incorporated in this Amendment mutatis mutandis.

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In witness whereof, Atech and Eve have caused this Amendment to be duly executed and delivered by their authorized representatives, in duplicate originals, to be effective as of the day first above written.

EVE UAM, LLC /s/ Eduardo Siffert Couto
Name: Eduardo Siffert Couto Tittle: Chief Financial Officer /s/ Johann Christian Jean Charles Bordais
Name: Johann Christian Jean Charles Bordais Title: Chief Executive Officer

ATECH Negócios em Tecnologias S.A.
/s/ Marcos Ribeiro Resende
Name: Marcos Ribeiro Resende Tittle: Director /s/ Rodrigo Persico de Oliveira
Name: Rodrigo Persico de Oliveira Tittle: President

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